UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014

Ohr Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-88480	#90-0577933
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)-682-8452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (Amendment No. 1) is being filed to update and amend Item 5.07 of the Current Report on Form 8-K dated April 11, 2014 filed by the Registrant.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(d)  Ohr Pharmaceutical, Inc. (the “Company”) filed a Current Report on Form 8-K on April 14, 2014 (the "Original Report") to report, among other things, the final results for each of the matters submitted to a vote of stockholders at its 2014 Annual Meeting of Stockholders (the "Annual Meeting").  The Company is filing this amendment to the Original Report to report that, consistent with the voting results at the Annual Meeting, the Company’s Board of Directors has determined that the Company will hold an advisory vote on the compensation of its named executive officers every third year until the next stockholder vote on the frequency of say-on-pay votes under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Board of Directors otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC.

By:	/s/ Sam Backenroth
Sam Backenroth, Vice President and Principal Financial Officer

Dated: January 9, 2015